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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): May 8, 2003 (May 8, 2003)


                             PETROQUEST ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of incorporation)


         1-9020                                                  76-1440714
(Commission File Number)                                        (IRS Employer
                                                             Identification No.)


       400 E. Kaliste Saloom Road, Suite 6000, Lafayette, Louisiana 70508
              (Address of Registrant's principal executive offices)



        Registrant's telephone number, including area code (337) 232-7028



                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

a. Financial Statement of Business Acquired

   None.

b. Pro Forma Financial Information

   None.

c. Exhibits

   99.1  Press Release

ITEM 9. REGULATION FD DISCLOSURE

         In accordance with Securities and Exchange Commission Release Nos. 33-8216 and 34-47583, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." The information in this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On May 8, 2003, PetroQuest Energy, Inc. (the "Company") issued a press release announcing financial results for its first fiscal quarter ended March 31, 2003. A copy of the press release announcing the results is filed as Exhibit
99.1 to this Form 8-K and is incorporated herein by reference.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 8, 2003                              PETROQUEST ENERGY, INC.


                                               By:/s/ Daniel G. Fournerat
                                                  ------------------------------
                                                   Daniel G. Fournerat
                                                   Senior Vice President,
                                                   General Counsel and Secretary


                                       2
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                                 EXHIBIT INDEX


EXHIBIT
NUMBER          DESCRIPTION
------          -----------
 99.1           Press Release